Schedule of Investments PIMCO High Income Fund	September 30, 2022 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 140.8% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 29.5%
AP Core Holdings LLC 8.615% (LIBOR01M + 5.500%) due 09/01/2027 ~		$8,328	$7,745
Caesars Resort Collection LLC 5.865% (LIBOR01M + 2.750%) due 12/23/2024 ~		6,380	6,244
Carnival Corp.
3.975% (EUR006M + 3.750%) due 06/30/2025 ~	EUR	2,468	2,214
6.127% (LIBOR06M + 3.250%) due 10/18/2028 ~		$1,218	1,075
Diamond Sports Group LLC 10.695% due 05/26/2026		13,959	13,470
Envision Healthcare Corp.
TBD% due 04/29/2027 µ		1,615	1,589
10.602% due 04/29/2027		8,885	8,738
14.077% due 04/28/2028		20,705	19,255
Forbes Energy Services LLC
7.000% due 12/31/2022 «		954	0
11.000% due 12/30/2022 «		13	0
Gateway Casinos & Entertainment Ltd.
10.656% due 10/15/2027		7,395	7,289
11.408% due 10/18/2027	CAD	1,617	1,154
Intelsat Jackson Holdings SA 7.445% due 02/01/2029		$4,346	4,090
Lealand Finance Co. BV 6.115% (LIBOR01M + 3.000%) due 06/28/2024 ~		105	67
Lealand Finance Co. BV (4.115% Cash and 3.000% PIK) 7.115% (LIBOR01M + 1.000%) due 06/30/2025 ~(b)		508	258
McAfee LLC 6.362% due 03/01/2029		3,200	2,927
MPH Acquisition Holdings LLC 7.320% (LIBOR03M + 4.250%) due 09/01/2028 ~		7,642	7,085
Oi SA
TBD% due 02/26/2035 «		644	225
1.750% (LIBOR03M) due 02/26/2035 «~		2,781	973
Poseidon Bidco TBD% due 07/14/2028 «	EUR	7,400	6,890
Promotora de Informaciones SA
5.250% (EUR006M + 5.250%) due 12/31/2026 ~		11,661	10,271
9.000% (EUR006M + 8.000%) due 06/30/2027 ~		1,663	1,459
PUG LLC 6.615% (LIBOR01M + 3.500%) due 02/12/2027 «~		$1,958	1,714
Rising Tide Holdings, Inc. 7.865% (LIBOR01M + 4.750%) due 06/01/2028 ~		1,287	1,105
Sasol Ltd. 4.684% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		4,502	4,485
SkyMiles IP Ltd. 6.460% (LIBOR03M + 3.750%) due 10/20/2027 ~		1,400	1,408
Steenbok Lux Finco 2 SARL (10.750% PIK) 10.750% (EUR003M) due 12/29/2022 ~(b)	EUR	15,234	9,326
Syniverse Holdings, Inc. 10.553% due 05/13/2027		$19,838	17,172
Team Health Holdings, Inc. 5.865% (LIBOR01M + 2.750%) due 02/06/2024 ~		15,164	13,932
Telemar Norte Leste SA
TBD% due 02/26/2035 «		8,295	2,903
1.750% (LIBOR01Y) due 02/26/2035 «~		2,007	702
4.557% (LIBOR03M + 1.750%) due 02/26/2035 «~		8,622	3,018
U.S. Renal Care, Inc.
8.115% (LIBOR01M + 5.000%) due 06/26/2026 ~		23,854	17,335
8.615% (LIBOR01M + 5.500%) due 06/26/2026 ~		1,758	1,278
Veritas U.S., Inc. 8.674% (LIBOR03M + 5.000%) due 09/01/2025 ~		2,909	2,325
Westmoreland Mining Holdings LLC (15.000% PIK) 15.000% due 03/15/2029 (b)		8,312	5,668
Windstream Services LLC 9.365% (LIBOR01M + 6.250%) due 09/21/2027 «~		2,653	2,414

Total Loan Participations and Assignments (Cost $214,922)			187,803

CORPORATE BONDS & NOTES 50.2%
BANKING & FINANCE 10.0%
Ally Financial, Inc. 8.000% due 11/01/2031 (k)		1,270	1,328

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2022 (Unaudited)

Apollo Commercial Real Estate Finance, Inc. 4.625% due 06/15/2029 (k)		5,200	3,928
Armor Holdco, Inc. 8.500% due 11/15/2029 (k)		1,900	1,519
Atlantic Marine Corps Communities LLC 5.383% due 02/15/2048 (k)		4,221	3,359
Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026 (k)	EUR	1,400	1,114
2.625% due 04/28/2025 (k)		9,492	7,999
3.625% due 09/24/2024 (k)		2,131	1,903
5.375% due 01/18/2028 •(k)		1,700	893
8.000% due 01/22/2030 •(k)		2,230	1,224
8.500% due 09/10/2030 •(k)		3,500	1,968
10.500% due 07/23/2029 (k)		2,067	1,215
Banco de Credito del Peru SA 4.650% due 09/17/2024	PEN	1,000	233
Barclays PLC 7.125% due 06/15/2025 •(g)(h)(k)	GBP	1,600	1,552
BOI Finance BV 7.500% due 02/16/2027 (k)	EUR	3,300	2,643
Claveau Re Ltd. 20.497% (T-BILL 3MO + 17.250%) due 07/08/2028 ~		$1,200	1,165
Corsair International Ltd. 5.473% due 01/28/2027 •	EUR	1,000	919
Cosaint Re Pte. Ltd. 12.791% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		$1,000	150
Credit Agricole SA 7.875% due 01/23/2024 •(g)(h)		250	240
Credit Suisse Group AG
6.373% due 07/15/2026 •(k)		500	484
6.442% due 08/11/2028 •(k)		700	652
7.250% due 09/12/2025 •(g)(h)		200	153
7.500% due 07/17/2023 •(g)(h)(k)		400	344
GSPA Monetization Trust 6.422% due 10/09/2029		4,494	4,323
Hestia Re Ltd. 9.500% (T-BILL 1MO + 9.500%) due 04/22/2025 ~		939	141
Lloyds Banking Group PLC 4.947% due 06/27/2025 •(g)(h)	EUR	716	623
Sanders Re Ltd. 11.750% (T-BILL 3MO + 11.750%) due 04/09/2029 ~		$1,545	1,503
Uniti Group LP
4.750% due 04/15/2028 (k)		2,800	2,218
6.000% due 01/15/2030 (k)		8,363	5,326
6.500% due 02/15/2029 (k)		3,100	2,084
VICI Properties LP 3.875% due 02/15/2029 (k)		6,900	5,803
Voyager Aviation Holdings LLC 8.500% due 05/09/2026 (k)		7,250	5,927
Yosemite Re Ltd. 12.995% (T-BILL 3MO + 9.750%) due 06/06/2025 ~		840	833

			63,766

INDUSTRIALS 29.1%
AA Bond Co. Ltd. 5.500% due 07/31/2050 (k)	GBP	895	855
Altice Financing SA 5.750% due 08/15/2029 (k)		$972	746
American Airlines Pass-Through Trust
3.375% due 11/01/2028 (k)		1,042	869
3.700% due 04/01/2028 (k)		300	256
Arches Buyer, Inc. 4.250% due 06/01/2028 (k)		1,600	1,251
Boeing Co.
5.930% due 05/01/2060 (k)		1,007	865
6.125% due 02/15/2033 (k)		1,909	1,831
CGG SA
7.750% due 04/01/2027	EUR	1,400	1,169
8.750% due 04/01/2027 (k)		$7,789	6,552
Champion Path Holdings Ltd.
4.500% due 01/27/2026 (k)		1,700	1,175
4.850% due 01/27/2028 (k)		1,600	1,038
Charter Communications Operating LLC 3.900% due 06/01/2052 (k)		1,000	621
CommScope, Inc. 8.250% due 03/01/2027 (k)		7,757	6,421
Coty, Inc. 3.875% due 04/15/2026 (k)	EUR	7,300	6,481
DISH DBS Corp.
5.250% due 12/01/2026 (k)		$4,800	3,941
5.750% due 12/01/2028 (k)		7,850	5,947
Dufry One BV 3.625% due 04/15/2026	CHF	3,441	3,022
Exela Intermediate LLC 11.500% due 07/15/2026		$125	37

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2022 (Unaudited)

Ferroglobe PLC 9.375% due 12/31/2025 (i)(k)		800	800
Frontier Communications Holdings LLC 6.000% due 01/15/2030 (k)		1,826	1,438
General Shopping Investments Ltd. 15.335% due 03/20/2023 ^(c)(g)		2,500	318
HCA, Inc. 7.500% due 11/15/2095 (k)		3,462	3,490
HF Sinclair Corp. 4.500% due 10/01/2030 (k)		7,122	6,115
IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK) 3.875% due 05/15/2027 (b)	EUR	2,143	1,619
Intelsat Jackson Holdings SA 6.500% due 03/15/2030 (k)		$16,312	13,909
Inter Media & Communication SpA 6.750% due 02/09/2027 (k)	EUR	3,300	3,008
Market Bidco Finco PLC 4.750% due 11/04/2027		900	706
Melco Resorts Finance Ltd. 4.875% due 06/06/2025 (k)		$2,000	1,485
MGM China Holdings Ltd.
5.250% due 06/18/2025 (k)		2,500	2,097
5.375% due 05/15/2024 (k)		4,174	3,669
NCL Corp. Ltd. 5.875% due 02/15/2027 (k)		3,004	2,507
New Albertsons LP 6.570% due 02/23/2028		4,021	4,054
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (k)		8,700	7,060
Noble Corp. PLC (11.000% Cash or 15.000% PIK) 11.000% due 02/15/2028 (b)		60	67
Odebrecht Oil & Gas Finance Ltd. 0.000% due 10/31/2022 (f)(g)		3,371	6
Petroleos Mexicanos
6.700% due 02/16/2032 (k)		1,677	1,179
6.750% due 09/21/2047 (k)		8,720	4,875
Prime Healthcare Services, Inc. 7.250% due 11/01/2025 (k)		1,200	1,073
Prosus NV 1.207% due 01/19/2026	EUR	1,000	830
QVC, Inc. 5.950% due 03/15/2043 (k)		$1,169	696
Royal Caribbean Cruises Ltd.
10.875% due 06/01/2023 (k)		4,398	4,500
11.500% due 06/01/2025 (k)		1,653	1,759
Sands China Ltd. 5.900% due 08/08/2028 (k)		3,379	2,848
Schenck Process Holding GmbH 6.875% due 06/15/2023 (k)	EUR	600	582
Topaz Solar Farms LLC
4.875% due 09/30/2039		$2,208	1,932
5.750% due 09/30/2039 (k)		7,167	6,614
Transocean Pontus Ltd. 6.125% due 08/01/2025		120	112
Transocean, Inc.
7.500% due 01/15/2026		80	59
8.000% due 02/01/2027		162	113
U.S. Renal Care, Inc. 10.625% due 07/15/2027		1,934	901
United Group BV 4.875% due 07/01/2024	EUR	100	92
Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (b)(k)		$1,412	1,393
8.250% due 04/30/2028 (b)		16	16
Vale SA 0.000% due 12/29/2049 «~(g)	BRL	120,000	7,942
Veritas U.S., Inc. 7.500% due 09/01/2025 (k)		$2,780	2,133
Viking Cruises Ltd. 13.000% due 05/15/2025 (k)		8,659	8,982
Wesco Aircraft Holdings, Inc. 9.000% due 11/15/2026		2,054	1,239
Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK) 10.500% due 11/15/2026 (b)		26,611	24,216
Windstream Escrow LLC 7.750% due 08/15/2028 (k)		9,423	7,822
Wynn Macau Ltd.
5.125% due 12/15/2029 (k)		400	261
5.500% due 01/15/2026 (k)		1,226	932
5.500% due 10/01/2027 (k)		4,200	2,906

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2022 (Unaudited)

5.625% due 08/26/2028 (k)		5,773	3,857

			185,289

UTILITIES 11.1%
DTEK Finance PLC (3.500% Cash and 4.000% PIK) 7.500% due 12/31/2027 (b)(k)		2,237	498
Eskom Holdings SOC Ltd. 6.750% due 08/06/2023		2,278	2,165
Ford Motor Co. 7.700% due 05/15/2097 (k)		13,830	12,856
Lumen Technologies, Inc. 7.200% due 12/01/2025 (k)		1,122	1,095
Mountain States Telephone & Telegraph Co. 7.375% due 05/01/2030		5,130	5,154
NGD Holdings BV 6.750% due 12/31/2026 (k)		846	356
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK) 7.350% due 12/01/2026 ^(b)		3,247	1,859
Odebrecht Offshore Drilling Finance Ltd. 6.720% due 12/01/2022 ^(k)		284	278
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK) 7.720% due 12/01/2026 ^(b)		16,262	3,191
Oi SA 10.000% due 07/27/2025		20,600	6,100
Pacific Gas & Electric Co.
4.000% due 12/01/2046 (k)		600	384
4.200% due 03/01/2029 (k)		2,000	1,701
4.250% due 03/15/2046 (k)		2,300	1,552
4.450% due 04/15/2042		1,203	851
4.500% due 07/01/2040 (k)		3,488	2,545
4.550% due 07/01/2030 (k)		2,683	2,302
4.600% due 06/15/2043		200	141
4.750% due 02/15/2044 (k)		7,809	5,609
4.950% due 07/01/2050 (k)		1,054	774
5.450% due 06/15/2027 (k)		1,400	1,321
Peru LNG SRL 5.375% due 03/22/2030 (k)		8,700	6,877
Petrobras Global Finance BV 6.625% due 01/16/2034 (k)	GBP	200	180
PG&E Wildfire Recovery Funding LLC 4.451% due 12/01/2049 (k)		$2,900	2,494
Rio Oil Finance Trust 9.250% due 07/06/2024 (k)		8,216	8,305
Transocean Phoenix 2 Ltd. 7.750% due 10/15/2024		2,250	2,194
Transocean Poseidon Ltd. 6.875% due 02/01/2027		137	125

			70,907

Total Corporate Bonds & Notes (Cost $401,634)			319,962

CONVERTIBLE BONDS & NOTES 0.6%
INDUSTRIALS 0.6%
DISH Network Corp. 3.375% due 08/15/2026		5,100	3,522
Transocean, Inc. 4.625% due 09/30/2029		86	73

Total Convertible Bonds & Notes (Cost $5,191)			3,595

MUNICIPAL BONDS & NOTES 5.9%
DISTRICT OF COLUMBIA 1.7%
District of Columbia Revenue Bonds, Series 2011 7.625% due 10/01/2035		9,740	10,667

ILLINOIS 2.0%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
6.257% due 01/01/2040		11,000	9,955
7.517% due 01/01/2040		2,805	2,866

			12,821

PUERTO RICO 0.1%
Commonwealth of Puerto Rico Bonds, Series 2022 0.000% due 11/01/2043		1,720	862

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2022 (Unaudited)

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021 0.000% due 07/01/2033 (f)	443	245

		1,107

TEXAS 1.3%
El Paso Downtown Development Corp., Texas Revenue Bonds, Series 2013 7.250% due 08/15/2043	7,425	8,173

WEST VIRGINIA 0.8%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (f)	66,200	4,994

Total Municipal Bonds & Notes (Cost $38,698)		37,762

U.S. GOVERNMENT AGENCIES 2.4%
Fannie Mae
3.016% due 07/25/2050 •(a)(k)	3,554	363
3.500% due 09/25/2027 (a)	96	6
4.000% due 06/25/2050 (a)(k)	2,293	435
5.000% due 06/25/2050 (a)(k)	3,618	776
10.000% due 01/25/2034 •	172	183
Freddie Mac
3.016% due 06/25/2050 •(a)(k)	3,913	407
3.282% due 07/15/2035 ~(a)	480	35
3.382% due 02/15/2042 ~(a)	756	48
4.322% due 08/15/2036 ~(a)	293	34
5.000% due 06/15/2033 ~(a)	600	91
6.156% due 11/25/2055 «~	13,357	8,247
7.365% due 05/15/2033 •	25	23
12.284% due 10/25/2027 •	4,298	4,432
Ginnie Mae
3.500% due 06/20/2042 (a)(k)	41	8
3.500% due 03/20/2043 (a)	539	119
4.500% due 07/20/2042 (a)	95	12
5.000% due 09/20/2042 (a)	172	27
Uniform Mortgage-Backed Security, TBA 3.000% due 11/01/2052	100	87

Total U.S. Government Agencies (Cost $17,492)		15,333

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.5%
Adjustable Rate Mortgage Trust 3.424% due 05/25/2036 •	3,147	1,232
Banc of America Alternative Loan Trust
2.516% due 06/25/2046 ^~(a)	2,726	145
3.444% due 06/25/2037 •	2,058	1,542
3.556% due 06/25/2037 ^•(a)	2,235	203
Banc of America Funding Trust
6.000% due 07/25/2037 ^	298	235
6.250% due 10/26/2036	4,176	2,173
Banc of America Mortgage Trust 2.759% due 02/25/2036 ^~	6	5
BCAP LLC Trust
0.000% due 06/26/2036 ~	414	305
4.690% due 03/26/2037 þ	1,230	1,602
6.000% due 05/26/2037 ~	4,294	1,969
Bear Stearns Adjustable Rate Mortgage Trust 3.731% due 11/25/2034 ~	8	7
CD Mortgage Trust 5.688% due 10/15/2048	142	124
Chase Mortgage Finance Trust
2.968% due 12/25/2035 ^~	8	8
3.710% due 09/25/2036 ^~	42	36
5.500% due 05/25/2036 ^	1	1
Citigroup Commercial Mortgage Trust 5.692% due 12/10/2049 ~	3,169	1,565
Citigroup Mortgage Loan Trust
3.525% due 11/25/2035 ~	9,983	5,920
3.529% due 07/25/2037 ^~	42	38
6.500% due 09/25/2036	2,416	1,483
Commercial Mortgage Loan Trust 6.673% due 12/10/2049 ~	2,980	510
Countrywide Alternative Loan Trust
1.916% due 04/25/2035 ~(a)	2,153	48
3.196% due 02/25/2037 ^~	97	88
3.584% due 12/25/2046 •	1,776	1,481
6.000% due 02/25/2037 ^	4,120	1,762
6.250% due 12/25/2036 ^•	2,144	1,015
6.500% due 06/25/2036 ^	609	318
Countrywide Home Loan Mortgage Pass-Through Trust
2.266% due 12/25/2036 ~(a)	1,683	66
3.339% due 09/25/2047 ^~	17	15
3.349% due 09/20/2036 ^~	248	221

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2022 (Unaudited)

Credit Suisse First Boston Mortgage Securities Corp. 6.000% due 01/25/2036 ^		1,314	845
Eurosail PLC
3.576% due 06/13/2045 •	GBP	3,347	2,820
6.226% due 06/13/2045 ~		988	951
GS Mortgage Securities Corp. 6.246% due 09/15/2027 •(k)		$1,200	1,205
HarborView Mortgage Loan Trust
3.322% due 08/19/2036 ^~		3	3
3.388% due 08/19/2036 ^~		152	135
IM Pastor Fondo de Titluzacion Hipotecaria 1.240% due 03/22/2043 •	EUR	2,946	2,521
Jackson Park Trust 3.350% due 10/14/2039 ~		$2,311	1,587
JP Morgan Alternative Loan Trust 3.450% due 03/25/2037 ^~		2,878	2,821
JP Morgan Mortgage Trust
3.188% due 07/27/2037 ~		3,867	2,758
3.536% due 01/25/2037 ^~(a)		13,225	2,427
Lehman XS Trust 3.524% due 06/25/2047 •		1,489	1,321
Nomura Asset Acceptance Corp. Alternative Loan Trust 3.483% due 04/25/2036 ^~		2,788	2,439
Nomura Resecuritization Trust 3.872% due 07/26/2035 ~		4,375	3,679
Residential Asset Securitization Trust
3.484% due 01/25/2046 ^~		169	55
6.250% due 09/25/2037 ^		4,519	2,018
6.500% due 08/25/2036 ^		795	264
Structured Adjustable Rate Mortgage Loan Trust
3.361% due 01/25/2036 ^~		100	65
3.430% due 04/25/2047 ~		290	153
Structured Asset Mortgage Investments Trust 3.464% due 07/25/2046 ^~		5,609	4,285
WaMu Mortgage Pass-Through Certificates Trust 3.346% due 05/25/2037 ^~		71	57
Washington Mutual Mortgage Pass-Through Certificates Trust
3.596% due 04/25/2037 ~(a)		7,492	1,300
6.500% due 03/25/2036 ^		4,316	3,002

Total Non-Agency Mortgage-Backed Securities (Cost $71,608)			60,828

ASSET-BACKED SECURITIES 8.8%
ACE Securities Corp. Home Equity Loan Trust 3.364% due 07/25/2036 •		1,737	1,442
Apidos CLO 0.000% due 07/22/2026 ~		3,000	3
Avoca CLO DAC 0.000% due 04/15/2034 ~	EUR	2,150	1,057
Belle Haven ABS CDO Ltd. 2.543% due 07/05/2046 ~		$185,947	748
Carlyle Global Market Strategies Euro CLO DAC
0.000% due 04/15/2027 ~	EUR	800	258
0.000% due 01/25/2032 ~		2,200	688
Carlyle U.S. CLO Ltd. 0.000% due 10/15/2031 ~		$4,200	1,943
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		4,000	1,149
0.000% due 10/22/2031 ~		3,000	682
Cork Street CLO Designated Activity Co. 0.000% due 11/27/2028 ~	EUR	800	192
Countrywide Asset-Backed Certificates Trust 3.354% due 09/25/2046 •(k)		$12,388	9,986
CVC Cordatus Loan Fund DAC 0.000% due 04/15/2032 ~	EUR	2,500	706
Duke Funding Ltd. 3.503% due 08/07/2033 •		$14,064	2,650
Glacier Funding CDO Ltd. 3.077% due 08/04/2035 •		6,319	879
Grosvenor Place CLO BV 0.000% due 04/30/2029 ~	EUR	1,000	243
Jay Park CLO Ltd. 0.000% due 10/20/2027 ~		$7,503	2,329
Long Beach Mortgage Loan Trust 3.464% due 02/25/2036 •		1,004	867
Man GLG Euro CLO DAC 0.000% due 10/15/2030 ~	EUR	4,150	1,511
Marlette Funding Trust
0.000% due 12/15/2028 «(f)		$24	1,783
0.000% due 04/16/2029 «(f)		7	405
0.000% due 07/16/2029 «(f)		10	745
Merrill Lynch Mortgage Investors Trust 3.404% due 04/25/2037 •		632	319
Morgan Stanley Mortgage Loan Trust
4.845% due 11/25/2036 ^•		694	294
6.465% due 09/25/2046 ^þ		5,813	2,369

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2022 (Unaudited)

People's Financial Realty Mortgage Securities Trust 3.244% due 09/25/2036 •		20,068	4,155
Renaissance Home Equity Loan Trust
6.998% due 09/25/2037 ^þ		6,608	3,181
7.238% due 09/25/2037 ^þ		5,717	2,751
Segovia European CLO DAC 0.000% due 04/15/2035 ~	EUR	1,100	447
Sherwood Funding CDO Ltd. 3.016% due 11/06/2039 ~		$31,208	7,479
SLM Student Loan Trust 0.000% due 01/25/2042 «(f)		2	533
SMB Private Education Loan Trust 0.000% due 10/15/2048 «(f)		5	1,836
South Coast Funding Ltd. 3.512% due 08/10/2038 ~		24,720	2,102
Specialty Underwriting & Residential Finance Trust 4.059% due 06/25/2036 •		409	316
Washington Mutual Asset-Backed Certificates Trust 3.384% due 05/25/2036 ~		157	126

Total Asset-Backed Securities (Cost $124,172)			56,174

SOVEREIGN ISSUES 1.3%
Argentina Government International Bond
0.500% due 07/09/2030 þ		9,677	1,701
1.000% due 07/09/2029		163	32
1.500% due 07/09/2035 þ		8,923	1,673
1.500% due 07/09/2046 þ		115	22
3.500% due 07/09/2041 þ(k)		9,486	2,044
3.875% due 01/09/2038 þ(k)		1,326	314
15.500% due 10/17/2026	ARS	38,100	32
47.331% (BADLARPP) due 10/04/2022 ~		84	0
Autonomous City of Buenos Aires
69.817% (BADLARPP + 3.750%) due 02/22/2028 ~		34,626	119
72.040% (BADLARPP + 3.250%) due 03/29/2024 ~		47,730	173
Ghana Government International Bond
6.375% due 02/11/2027		$600	242
7.875% due 02/11/2035		600	225
8.750% due 03/11/2061		200	74
Provincia de Buenos Aires 62.098% due 04/12/2025	ARS	270,895	903
Republic of Greece Government International Bond
2.000% due 04/22/2027	EUR	55	50
3.900% due 01/30/2033		122	110
4.000% due 01/30/2037		96	86
4.200% due 01/30/2042		119	109
Ukraine Government International Bond 4.375% due 01/27/2032 ^(c)		1,471	276
Venezuela Government International Bond
8.250% due 10/13/2024 ^(c)		$34	3
9.250% due 09/15/2027 ^(c)		452	36

Total Sovereign Issues (Cost $24,278)			8,224

		SHARES
COMMON STOCKS 5.1%
COMMUNICATION SERVICES 0.5%
Clear Channel Outdoor Holdings, Inc. (d)		754,306	1,033
iHeartMedia, Inc. 'A' (d)		178,528	1,309
iHeartMedia, Inc. 'B' «(d)		138,545	914

			3,256

ENERGY 0.6%
Axis Energy Services 'A' «(d)(i)		6,207	233
Noble Corp. PLC (d)		117,925	3,488

			3,721

FINANCIALS 1.0%
Intelsat SA «(d)(i)		221,868	6,212

INDUSTRIALS 3.0%
Neiman Marcus Group Ltd. LLC «(d)(i)		90,604	16,403
Syniverse Holdings, Inc. «(d)(i)		2,183,864	2,087
Voyager Aviation Holdings LLC «(d)		1,009	0

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2022 (Unaudited)

Westmoreland Mining Holdings «(d)(i)	88,291	486

		18,976

Total Common Stocks (Cost $36,050)		32,165

RIGHTS 0.0%
FINANCIALS 0.0%
Intelsat Jackson Holdings SA «(d)	23,289	99

Total Rights (Cost $0)		99

WARRANTS 1.4%
FINANCIALS 0.0%
Intelsat Emergence SA - Exp. 02/17/2027 «	250	1
Intelsat Jackson Holdings SA - Exp. 12/05/2025 «	23,229	116

		117

INDUSTRIALS 0.1%
Sequa Corp. - Exp. 04/28/2024 «	1,795,000	336

INFORMATION TECHNOLOGY 1.3%
Windstream Holdings LLC - Exp. 9/21/2055 «	537,548	8,531

Total Warrants (Cost $13,446)		8,984

PREFERRED SECURITIES 19.7%
BANKING & FINANCE 6.8%
AGFC Capital Trust 4.262% (US0003M + 1.750%) due 01/15/2067 ~(k)	27,410,000	14,612
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(g)	70,000	63
Compeer Financial ACA 4.875% due 08/15/2026 •(g)	2,100,000	2,051
Nationwide Building Society 10.250% ~	71,095	9,303
OCP CLO Ltd. 0.000% due 04/26/2028 (f)	8,700	5,429
Stichting AK Rabobank Certificaten 6.500% due 12/29/2049 þ(g)	12,890,000	11,623

		43,081

INDUSTRIALS 12.9%
General Electric Co. 6.623% (US0003M + 3.330%) due 12/15/2022 ~(g)	373,000	351
Sequa Corp. (15.000% PIK) 15.000% «(b)	59,876	80,195
Voyager Aviation Holdings LLC 9.500% «	6,055	1,896

		82,442

Total Preferred Securities (Cost $88,070)		125,523

REAL ESTATE INVESTMENT TRUSTS 0.8%
REAL ESTATE 0.8%
CBL & Associates Properties, Inc.	14,084	361
Uniti Group, Inc.	261,443	1,817
VICI Properties, Inc.	95,221	2,842

Total Real Estate Investment Trusts (Cost $1,770)		5,020

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 5.6%
REPURCHASE AGREEMENTS (j) 2.7%		17,100

U.S. TREASURY BILLS 2.9%
2.354% due 10/13/2022 - 10/20/2022 (e)(f)(k)	$18,200	18,182

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2022 (Unaudited)

Total Short-Term Instruments (Cost $35,284)	35,282

Total Investments in Securities (Cost $1,072,615)	896,754

Total Investments 140.8% (Cost $1,072,615)	$896,754
Financial Derivative Instruments (l)(m) 0.5%(Cost or Premiums, net $65,068)	3,352
Auction Rate Preferred Shares (9.1)%	(58,050)
Other Assets and Liabilities, net (32.2)%	(204,967)

Net Assets Applicable to Common Shareholders 100.0%	$637,089

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2022 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.
(i)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders

Axis Energy Services 'A'	07/01/2021	$91	$233	0.04%
Ferroglobe PLC 9.375% due 12/31/2025	02/09/2017 – 12/04/2019	747	800	0.13
Intelsat SA	06/19/2017 – 02/23/2022	15,920	6,212	0.97
Neiman Marcus Group Ltd. LLC	09/25/2020	2,918	16,403	2.57
Syniverse Holdings, Inc.	05/12/2022	2,140	2,087	0.33
Westmoreland Mining Holdings	07/11/2016 – 10/19/2016	2,160	486	0.08

$23,976	$26,221	4.12%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(j)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

NOM	2.950%	09/30/2022	10/03/2022	$17,100	U.S. Treasury Bonds 2.375% due 11/15/2049	$(17,059)	$17,100	$17,104

Total Repurchase Agreements	$(17,059)	$17,100	$17,104

REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements

BOS	3.930%	09/29/2022	01/26/2023	$(5,556)	$(5,558)
BPS	0.800	08/30/2022	11/22/2022	EUR	(2,771)	(2,718)
1.690	04/18/2022	10/17/2022	$(1,513)	(1,525)
1.990	04/27/2022	10/27/2022	(452)	(456)
1.990	05/02/2022	10/27/2022	(2,559)	(2,580)
1.990	06/17/2022	10/27/2022	(3,230)	(3,249)
1.990	07/08/2022	10/27/2022	(697)	(700)
3.270	08/12/2022	11/14/2022	(1,503)	(1,510)
3.350	09/29/2022	10/31/2022	(1,615)	(1,615)
3.550	08/02/2022	02/02/2023	(6,207)	(6,245)
3.550	08/29/2022	02/02/2023	(1,835)	(1,841)

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2022 (Unaudited)

	3.550	09/02/2022	02/02/2023		(764)	(767)
	3.550	09/16/2022	02/02/2023		(706)	(707)
	3.760	08/12/2022	02/13/2023		(1,188)	(1,194)
	3.760	08/30/2022	02/13/2023		(739)	(742)
	3.760	08/31/2022	02/13/2023		(2,295)	(2,303)
	3.935	09/01/2022	03/01/2023		(912)	(915)
	4.600	09/22/2022	03/23/2023		(3,397)	(3,402)
	4.620	09/23/2022	03/23/2023		(2,544)	(2,547)
BRC	(3.250)	09/23/2022	TBD(3)		(1,268)	(1,267)
	(0.750)	09/21/2022	TBD(3)	EUR	(926)	(907)
	0.750	09/20/2022	TBD(3)		(938)	(920)
	0.750	09/21/2022	TBD(3)		(943)	(925)
	3.500	09/23/2022	TBD(3)		$(1,872)	(1,874)
	3.570	09/23/2022	TBD(3)		(17,240)	(17,257)
BYR	3.610	09/30/2022	03/24/2023		(4,485)	(4,486)
	3.630	09/26/2022	03/24/2023		(9,651)	(9,656)
CDC	2.630	09/01/2022	10/07/2022		(910)	(912)
	2.780	08/04/2022	10/14/2022		(2,049)	(2,059)
	2.780	08/12/2022	10/14/2022		(3,120)	(3,133)
	2.780	08/19/2022	10/14/2022		(2,474)	(2,483)
	2.780	08/25/2022	10/14/2022		(593)	(595)
	2.850	07/22/2022	10/21/2022		(1,632)	(1,641)
	3.080	09/07/2022	10/31/2022		(3,099)	(3,106)
	3.230	09/07/2022	10/31/2022		(13,915)	(13,947)
	3.230	09/28/2022	10/31/2022		(266)	(266)
	3.240	09/12/2022	11/14/2022		(180)	(180)
	3.270	07/14/2022	01/09/2023		(3,305)	(3,330)
	3.270	08/04/2022	01/09/2023		(2,137)	(2,149)
	3.270	09/15/2022	10/28/2022		(1,094)	(1,096)
	3.270	09/26/2022	01/09/2023		(3,052)	(3,054)
	3.310	08/05/2022	11/07/2022		(3,909)	(3,930)
	3.310	08/31/2022	11/07/2022		(481)	(483)
CEW	2.400	08/05/2022	TBD(3)	GBP	(965)	(1,081)
CIB	3.540	09/16/2022	10/17/2022		$(355)	(356)
IND	1.680	04/12/2022	10/11/2022		(2,757)	(2,779)
	3.060	08/08/2022	11/07/2022		(4,861)	(4,884)
	3.110	08/08/2022	11/07/2022		(628)	(631)
	3.310	09/26/2022	10/28/2022		(2,950)	(2,952)
	3.610	09/15/2022	12/05/2022		(1,215)	(1,218)
JML	(1.750)	09/14/2022	TBD(3)	EUR	(160)	(156)
	(0.750)	09/14/2022	TBD(3)		(278)	(272)
	(0.250)	09/14/2022	TBD(3)		(95)	(93)
	0.250	09/14/2022	TBD(3)		(451)	(442)
	0.370	08/10/2022	11/08/2022		(6,444)	(6,319)
	0.400	08/09/2022	11/07/2022		(559)	(548)
	0.800	09/14/2022	TBD(3)		(8,267)	(8,106)
	2.150	07/14/2022	TBD(3)	GBP	(1,374)	(1,538)
	3.500	09/23/2022	11/04/2022		$(1,475)	(1,476)
JPS	3.100	08/10/2022	11/02/2022		(4,145)	(4,164)
MEI	2.840	07/20/2022	10/24/2022		(222)	(224)
	2.890	08/29/2022	10/24/2022		(712)	(714)
RCY	4.170	09/16/2022	01/17/2023		(1,323)	(1,326)
RDR	2.930	09/16/2022	10/24/2022		(2,573)	(2,577)
	3.010	09/01/2022	10/31/2022		(2,799)	(2,807)
	3.160	08/09/2022	11/10/2022		(5,280)	(5,305)
	3.330	09/26/2022	10/26/2022		(1,557)	(1,558)
SOG	2.580	07/05/2022	10/06/2022		(2,373)	(2,388)
	2.710	07/06/2022	10/12/2022		(5,734)	(5,772)
	2.710	07/13/2022	10/12/2022		(4,078)	(4,104)
	2.750	07/08/2022	10/14/2022		(2,019)	(2,032)
	2.750	08/31/2022	10/14/2022		(2,445)	(2,451)
	3.020	08/29/2022	10/17/2022		(6,103)	(6,121)
	3.100	09/13/2022	10/25/2022		(508)	(509)
	3.140	08/31/2022	11/02/2022		(384)	(385)
	3.140	09/13/2022	11/02/2022		(1,291)	(1,293)
	3.150	08/04/2022	11/04/2022		(1,490)	(1,498)
	3.150	08/25/2022	11/04/2022		(1,364)	(1,369)
	3.150	08/31/2022	11/04/2022		(380)	(381)
	3.190	08/09/2022	11/10/2022		(593)	(596)
	3.200	08/01/2022	10/31/2022		(263)	(265)
	3.200	09/13/2022	10/31/2022		(508)	(509)
	3.200	09/26/2022	10/31/2022		(1,920)	(1,921)
	3.250	08/12/2022	11/14/2022		(2,008)	(2,017)
	3.250	08/30/2022	11/14/2022		(4,117)	(4,129)
	3.460	09/22/2022	10/24/2022		(1,726)	(1,728)
	3.490	09/12/2022	11/30/2022		(892)	(893)
TDM	3.240	09/23/2022	TBD(3)		(7,882)	(7,889)
UBS	0.850	08/30/2022	11/22/2022	EUR	(2,643)	(2,593)
	2.900	09/16/2022	10/14/2022		$(76)	(76)
	3.270	08/09/2022	11/10/2022		(926)	(931)
	3.520	09/23/2022	11/02/2022		(9,822)	(9,832)

Total Reverse Repurchase Agreements						$(233,438)

(k)					Securities with an aggregate market value of $260,674 and cash of $7,827 have been pledged as collateral under the terms of master agreements as of September 30, 2022.
(1)					Includes accrued interest.

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2022 (Unaudited)

(2)

The average amount of borrowings outstanding during the period ended September 30, 2022 was $(222,779) at a weighted average interest rate of 2.001%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(l)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
										Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(2)		Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Bombardier, Inc.	5.000%	Quarterly	12/20/2024	5.702%		$2,000	$(8)	$(16)	$(24)	$0	$0
Jaguar Land Rover Automotive	5.000	Quarterly	06/20/2026	12.473	EUR	900	63	(227)	(164)	1	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	3.739		900	(65)	5	(60)	0	(2)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	4.185		9,400	(1,005)	164	(841)	8	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2027	4.983		4,500	(377)	(300)	(677)	0	(6)

							$(1,392)	$(374)	$(1,766)	$9	$(8)

INTEREST RATE SWAPS
										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	13,400	$1,297	$2,981	$4,278	$84	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033		6,900	768	650	1,418	60	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		5,300	335	2,636	2,971	0	(15)
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024		$27,200	(2)	402	400	20	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2024		267,000	(11,324)	88	(11,236)	88	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		13,700	1	207	208	9	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		2,200	1	58	59	4	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		112,200	(2,684)	(7,432)	(10,119)	0	(377)
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		87,000	4,224	12,381	16,605	374	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		59,500	2,570	6,220	8,790	201	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2023		17,400	(376)	765	389	6	0
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2024		14,250	39	973	1,012	14	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		1,900	(32)	66	34	2	0
Receive	3-Month USD-LIBOR	0.400	Semi-Annual	12/18/2024		72,000	(205)	6,343	6,138	107	0
Receive	3-Month USD-LIBOR	0.850	Semi-Annual	02/01/2027		43,700	343	5,487	5,830	124	0
Receive	3-Month USD-LIBOR	1.370	Semi-Annual	08/25/2028		27,135	0	3,810	3,810	99	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		79,200	1,687	(5,700)	(4,013)	0	(322)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		127	1	25	26	0	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		7,300	517	1,162	1,679	25	0
Receive	3-Month USD-LIBOR	1.350	Semi-Annual	02/09/2032		139,800	581	27,300	27,881	591	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		395,600	70,742	(73,744)	(3,002)	0	(4,372)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		35,600	(256)	9,248	8,992	389	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		55,100	(127)	16,537	16,410	589	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		42,480	(165)	11,850	11,685	463	0
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	12/15/2051		29,200	2,124	(9,395)	(7,271)	0	(346)
Receive	3-Month USD-LIBOR	1.700	Semi-Annual	02/01/2052		223,450	(4,286)	74,048	69,762	2,739	0
Receive	6-Month EUR-EURIBOR	0.270	Annual	09/11/2024	EUR	25,600	4	1,165	1,169	0	(47)
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029		65,500	66	(8,452)	(8,386)	242	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		24,100	(1,059)	5,701	4,642	0	(41)
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		3,200	290	479	769	0	(5)
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049		18,200	76	4,188	4,264	193	0

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2022 (Unaudited)

Pay	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050	7,700	1,317	(4,220)	(2,903)	0	(91)

$66,464	$85,827	$152,291	$6,423	$(5,616)

Total Swap Agreements	$65,072	$85,453	$150,525	$6,432	$(5,624)

Cash of $20,356 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(m)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	11/2022	CHF	532	$565	$24	$0
BPS	10/2022	BRL	6,874	1,323	49	0
10/2022	EUR	7,806	7,734	93	(10)
10/2022	$1,272	BRL	6,874	3	0
10/2022	2,418	GBP	2,188	59	(34)
11/2022	CAD	347	$269	18	0
CBK	10/2022	BRL	6,874	1,271	0	(3)
10/2022	$1,325	BRL	6,874	0	(50)
11/2022	BRL	6,874	$1,316	51	0
12/2022	PEN	4,729	1,219	43	0
GLM	10/2022	$867	EUR	871	0	(13)
12/2022	907	PEN	3,610	0	(8)
JPM	10/2022	435	EUR	435	0	(9)
MBC	10/2022	697	709	8	(10)
10/2022	777	GBP	735	43	0
MYI	10/2022	EUR	883	$885	19	0
10/2022	$63,495	EUR	65,812	1,004	0
10/2022	8,142	GBP	7,521	256	0
11/2022	EUR	65,812	$63,625	0	(1,002)
11/2022	GBP	7,522	8,147	0	(257)
11/2022	$2,475	EUR	2,543	22	0
SCX	11/2022	CAD	503	$391	27	0
11/2022	CHF	1,408	1,448	15	0
SOG	10/2022	EUR	58,777	59,149	1,545	0
11/2022	CHF	1,222	1,292	48	0
TOR	11/2022	CAD	628	488	33	0
UAG	10/2022	GBP	14,103	16,410	663	0
11/2022	2,201	2,389	0	(70)

Total Forward Foreign Currency Contracts	$4,023	$(1,466)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2022(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

JPM	Banca Monte Dei Paschi Di	5.000%	Quarterly	06/20/2025	7.990%	EUR	200	$(4)	$(9)	$0	$(13)

Total Swap Agreements	$(4)	$(9)	$0	$(13)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2022 (Unaudited)

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022

Investments in Securities, at Value
Loan Participations and Assignments	$0	$164,479	$23,324	$187,803
Corporate Bonds & Notes
Banking & Finance	0	63,766	0	63,766
Industrials	0	177,347	7,942	185,289
Utilities	0	70,907	0	70,907
Convertible Bonds & Notes
Industrials	0	3,595	0	3,595
Municipal Bonds & Notes
District of Columbia	0	10,667	0	10,667
Illinois	0	12,821	0	12,821
Puerto Rico	0	1,107	0	1,107
Texas	0	8,173	0	8,173
West Virginia	0	4,994	0	4,994
U.S. Government Agencies	0	7,086	8,247	15,333
Non-Agency Mortgage-Backed Securities	0	60,828	0	60,828
Asset-Backed Securities	0	50,872	5,302	56,174
Sovereign Issues	0	8,224	0	8,224
Common Stocks
Communication Services	2,342	0	914	3,256
Energy	3,488	0	233	3,721
Financials	0	0	6,212	6,212
Industrials	0	0	18,976	18,976
Rights
Financials	0	0	99	99
Warrants
Financials	0	0	117	117
Industrials	0	0	336	336
Information Technology	0	0	8,531	8,531
Preferred Securities
Banking & Finance	0	43,081	0	43,081
Industrials	0	351	82,091	82,442
Real Estate Investment Trusts
Real Estate	5,020	0	0	5,020
Short-Term Instruments
Repurchase Agreements	0	17,100	0	17,100
U.S. Treasury Bills	0	18,182	0	18,182

Total Investments	$10,850	$723,580	$162,324	$896,754

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	6,432	0	6,432
Over the counter	0	4,023	0	4,023

$0	$10,455	$0	$10,455
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(5,624)	0	(5,624)
Over the counter	0	(1,479)	0	(1,479)

$0	$(7,103)	$0	$(7,103)

Total Financial Derivative Instruments	$0	$3,352	$0	$3,352

Totals	$10,850	$726,932	$162,324	$900,106

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2022:
Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2022(1)

Investments in Securities, at Value
Loan Participations and Assignments	$35,976	$13,938	$(378)	$220	$10	$307	$4,128	$(30,877)	$23,324	$1,027
Corporate Bonds & Notes

Schedule of Investments PIMCO High Income Fund (Cont.)	September 30, 2022 (Unaudited)

Industrials	34,901	0	(172)	34	0	(2,605)	0	(24,216)	7,942	(1,567)
U.S. Government Agencies	8,195	0	(31)	9	10	64	0	0	8,247	62
Asset-Backed Securities	5,577	0	0	0	0	(275)	0	0	5,302	(275)
Common Stocks
Communication Services	984	0	0	0	0	(70)	0	0	914	(70)
Energy	91	0	0	0	0	142	0	0	233	142
Financials	6,212	0	0	0	0	0	0	0	6,212	0
Industrials	17,801	0	0	0	0	1,175	0	0	18,976	1,175
Materials	38	0	(41)	0	41	(38)	0	0	0	0
Rights
Financials	111	0	0	0	0	(12)	0	0	99	(12)
Warrants
Financials	117	0	0	0	0	0	0	0	117	0
Industrials	1,075	0	0	0	0	(739)	0	0	336	(739)
Information Technology	11,462	0	0	0	0	(2,931)	0	0	8,531	(2,932)
Preferred Securities
Industrials	67,316	0	0	0	0	14,775	0	0	82,091	14,775

Totals	$189,856	$13,938	$(622)	$263	$61	$9,793	$4,128	$(55,093)	$162,324	$11,586

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
								(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 09/30/2022	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$4,485	Discounted Cash Flow			Discount Rate			4.193	—
		6,890	Indicative Market Quotation			Price			95.000	—
		11,949	Third Party Vendor			Broker Quote			35.000 - 91.000	53.843
Corporate Bonds & Notes
Industrials		7,942	Reference Instrument			Weighted Average		BRL	37.290	—
U.S. Government Agencies		8,247	Discounted Cash Flow			Discount Rate			12.000	—
Asset-Backed Securities		5,302	Discounted Cash Flow			Discount Rate			10.000 - 20.000	11.179
Common Stocks
Communication Services		914	Reference Instrument			Stock Price W/Liquidity Discount			10.000	—
Energy		233	Market Comparable Valuation			EBITDA Multiple		X	4.800	—
Financials		6,212	Indicative Market Quotation			Price			$28.000	—
Industrials		2,087	Discounted Cash Flow			Discount Rate			13.547	—
		486	Discounted Cash Flow/ Comp Multiple			Forward EBITDA / Discount Rate		X/X/%	2.000/2.100/24.200	—
		16,403	Discounted Cash Flow/ Comp Multiple			Ltm Revenue/Ltm EBITDA/Discount Rate		X/X/%	0.460/3.500/10.000	—
Rights
Financials		99	Other Valuation Techniques(2)			—			—	—
Warrants
Financials		116	Other Valuation Techniques(2)			—			—	—
		1	Indicative Market Quotation			Price			$2.250 – 3.750	3.176
Industrials		336	Market Comparable Valuation			Earnings Multiple		X	11.809	—
Information Technology		8,531	Market Comparable Valuation			EBITDA Multiple		X	3.800	—
Preferred Securities
Industrials		1,896	Discounted Cash Flow/Comparable Companies			Discount Rate/TBV Multiple		%/X	22.980/0.280	—
		80,195	Market Comparable Valuation			Earnings Multiple		X	11.809	—

Total		$162,324

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)									Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares is determined by dividing the total value of portfolio investments and other assets, less any liabilities, attributable to the Fund by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for The Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing sources, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using such data reflecting the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Sources or quotes obtained from brokers and dealers. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Source. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy,

Notes to Financial Statements (Cont.)

separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market comparable valuation estimates fair value by applying a valuation multiple to a key performance metric of the company, which may include unobservable inputs such as earnings before interest, taxes, depreciation and amortization (“EBITDA”), the PIMCO’s assumptions regarding comparable companies and non-public statements from the underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RCY	Royal Bank of Canada
BOS	BofA Securities, Inc.	IND	Crédit Agricole Corporate and Investment Bank S.A.	RDR	RBC Capital Markets LLC
BPS	BNP Paribas S.A.	JML	JP Morgan Securities Plc	SCX	Standard Chartered Bank, London
BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris
BYR	The Bank of Nova Scotia - Toronto	JPS	J.P. Morgan Securities LLC	TDM	TD Securities (USA) LLC
CBK	Citibank N.A.	MBC	HSBC Bank Plc	TOR	The Toronto-Dominion Bank
CDC	Natixis Securities Americas LLC	MEI	Merrill Lynch International	UAG	UBS AG Stamford
CEW	Canadian Imperial Bank of Commerce World Markets	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC
CIB	Canadian Imperial Bank of Commerce	NOM	Nomura Securities International, Inc.

Currency Abbreviations:
ARS	Argentine Peso	CHF	Swiss Franc	PEN	Peruvian New Sol
BRL	Brazilian Real	EUR	Euro	USD (or $)	United States Dollar
CAD	Canadian Dollar	GBP	British Pound

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR01Y	1 Year USD-LIBOR	SOFR	Secured Overnight Financing Rate
EUR003M	3 Month EUR Swap Rate	LIBOR03M	3 Month USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate
EUR006M	6 Month EUR Swap Rate	LIBOR06M	6 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR
LIBOR01M	1 Month USD-LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	PIK	Payment-in-Kind
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined
CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	TBD%	Interest rate to be determined when loan settles or at the time of funding
DAC	Designated Activity Company